UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           Amendment No.1 to FORM 8-K
                                       On
                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2006

                                Able Energy, Inc.
                 (Exact name of registrant specified in charter)

        Delaware                    001-15035                    22-3520840
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)

                     198 Green Pond Road, Rockaway, NJ 07866
               (Address of principal executive offices) (Zip Code)

                                 (973) 625-1012
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No.1 to Form 8-K on Form 8-K/A is being filed in order to clarify certain of the information disclosed in the Company's Current Report on Form 8-K filed January 9, 2005 under Item 4.01(a)(ii) and Item 4.01(a)(iv).

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous  independent  registered  public accounting firm.

(i) On January 4, 2006, Able Energy, Inc. (the "Company") dismissed Simontacchi & Company LLP ("Simontacchi") as its independent registered public accounting firm.

(ii) Neither of the reports of Simontacchi on the Company's financial statements and financial statement schedules for the fiscal years ended June 30, 2005 or June 30, 2004 contains any adverse opinion or disclaimer of opinion and neither report was qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company's Audit Committee recommended and approved the decision to change independent registered public accounting firms.

(iv) During the Company's two most recently completed fiscal years and through January 4, 2006, there have been no disagreements with Simontacchi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simontacchi, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v) The Company has given permission to Simontacchi to respond fully to the inquiries of the successor auditor, including those concerning the subject matter of this reportable event.

(vi) The Company has requested that Simontacchi furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. Such letter is filed hereunder as Exhibit 16.1.

(b) New independent registered public accounting firm.

(i) On January 9, 2006 and effective the same date, on the recommendation of the Company's Audit Committee, the Company engaged Marcum & Kliegman LLP ("Marcum") as its independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ending June 30, 2006 and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-Q, beginning with the quarter ended December 31, 2005.

(ii) During the two most recent fiscal years and through January 9, 2006, the Company has not consulted with Marcum regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
-----------       --------------------------------------------------------------

16.1 Letter from Simontacchi & Company LLP to the Securities and Exchange Commission regarding change in certifying accountants.*

* Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2006

                                                ABLE ENERGY, INC.


                                                By: /s/ Gregory D. Frost
                                                    -------------------------
                                                    Gregory D. Frost, CEO